UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 3, 2015

EMDEON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34435	20-5799664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN		37214
(Address of Principal Executive Offices)		(Zip Code)

(615) 932-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 3, 2015, Emdeon Inc. (the “Company”) announced its intention to offer, subject to market and other conditions, $250 million in aggregate principal amount of its senior notes due 2021 (the “Senior Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. The Company intends to use the net proceeds of the offering of the Senior Notes to partially fund its previously announced pending acquisition of Altegra Health, Inc. and pay related fees and expenses.

In connection with the private offering of the Senior Notes, the Company will be disclosing certain information to prospective investors in a preliminary offering memorandum dated August 4, 2015 (the “Preliminary Offering Memorandum”). Certain information excerpted from the Preliminary Offering Memorandum, including certain updated business and financial information, is attached as Exhibit 99.1 and incorporated by reference herein. Such information is intended to be considered in conjunction with the Company’s previously disclosed financial and other information and other reports previously filed by the Company with the Securities and Exchange Commission.

The information furnished under Item 7.01 of this Current Report and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibits attached hereto) contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to a number of risk and uncertainties. A discussion of factors that may affect future results is contained in registrant’s filings with the Securities and Exchange Commission. Registrant disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 8.01.	Other Events

On August 3, 2015, the Company issued a press release announcing its intention to offer, subject to market and other conditions, the Senior Notes. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Information excerpted from the Preliminary Offering Memorandum dated August 4, 2015

99.2	Press release dated August 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: August 4, 2015	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Information excerpted from the Preliminary Offering Memorandum dated August 4, 2015

99.2	Press release dated August 3, 2015